Subsequent Events	9 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS
Since September 30, 2025, the following non-recognized events have occurred:

•2025 Senior Unsecured Notes

On October 2, 2025, we issued $500 million aggregate principal amount of the 2025 Senior Unsecured Notes, maturing October 2, 2030. The 2025 Senior Unsecured Notes were issued at par and bear interest at a rate of 7.500% per annum, payable semi-annually in arrears.

The net proceeds from the offering amounted to $491.0 million. We used a portion of the net proceeds to repay our maturing 2021 Unsecured Bonds, with the remaining balance intended for general corporate purposes, including funding our capital commitments related to the MKII FLNG conversion.

•MKII FLNG Satisfaction of Conditions Precedent

On October 23, 2025, we announced the satisfaction of all conditions precedent and customary closing conditions in connection with the 20-year charter of the 3.5 mtpa MKII FLNG, currently undergoing conversion at CIMC’s shipyard in China. The MKII FLNG is on schedule for delivery by the end of 2027, with operations expected to commence in 2028. The MKII FLNG will be deployed offshore in the Gulf of San Matías, offshore Argentina, where it will operate in proximity to the FLNG Hilli.

Under the terms of the agreement, we will receive fixed annual charter hire of $400 million, plus a commodity-linked tariff equal to 25% of Free on Board prices above $8.00 per million British thermal units.

•LNG Hrvatska O&M agreement termination

In July 2025, we mutually agreed with LNG Hrvatska d.o.o. to terminate the O&M Agreement for the FSRU LNG Croatia, originally entered into in January 2019 for a 10-year term. The termination follows LNG Hrvatska’s plan to expand the terminal with a new regasification module, which necessitated a change in operational strategy. The O&M Agreement was formally concluded in late October 2025.

•Share buyback

On November 4, 2025 the board approved a new $150 million share buyback program. The previous buyback program was fully utilized when the Company repurchased and subsequently cancelled 2.5 million shares in conjunction with the convertible bond offering in June 2025. Subsequent to the board approval, we paid $9.7 million to repurchase our own shares under the November 2025 share buyback program.

•Dividends

On November 5, 2025, we declared a dividend of $0.25 per share in respect of the three months ended September 30, 2025 to shareholders of record on November 17, 2025, which will be paid on or around November 24, 2025.
•Gimi refinancing
In November 2025, we entered into a debt facility agreement for a $1.2 billion refinancing of the existing FLNG Gimi debt facility. The transaction is subject to closing conditions including documentation and third-party approvals and expected to close within Q4 2025.